Filed under Rule 497(e)
SUNAMERICA SERIES TRUST	Registration No. 033-52742
Technology Portfolio
(the “Portfolio”)

Supplement dated April 14, 2016 to the Portfolio’s Prospectus

Dated May 1, 2015, as supplemented and amended to date

The following change is effective immediately:

The table in the section entitled “Portfolio Summary: Technology Portfolio – Investment Adviser” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Paul H. Wick	2010	Lead Manager
Rahul Narang	2015	Co-manager
Shekhar Pramanick	2015	Co-manager
Sanjay Devgan	2015	Technology Team member
Jeetil Patel	2015	Technology Team member
Christopher Boova	2016	Technology Team member

In section “Management –Information about the Subadvisers,” the second paragraph under Columbia Management Investment Advisers, LLC (“CIMA”) is deleted in its entirety and replace with the following:

The CMIA portfolio managers responsible for managing the Technology Portfolio are Paul H. Wick, Rahul Narang, Shekhar Pramanick, Sanjay Devgan, Jeetil Patel and Christopher Boova. Mr. Wick jointed one of CIMA’s legacy firms or acquired business lines in 1987. Mr. Wick is the Portfolio’s lead manager. Mr. Wick began his investment career in 1987 and earned a B.A. from Duke and an M.B.A. from Duke/Fuqua. Mr. Pramanick, co-portfolio manager, joined CMIA in 2012. Prior to 2012, he was a principal at Elemental Capital Partners focusing on global semiconductor devices, memory, capital equipment and disk drives. Mr. Pramanick began his investment career in 1993 and earned a B.S. from the National Institute of Technology. Mr. Narang joined CMIA in 2012 and he currently serves as a co-portfolio manager. Prior to 2012, he was a Senior Vice President at Robeco Investment Management. Mr. Narang began his investment career in 1994. Mr. Devgan joined CMIA in 2012 and currently serves as a Securities Analyst. Prior to 2012, he was a Vice President at Morgan Stanley providing equity research on the semiconductor industry. Prior to that he worked at Cisco Systems covering operations finance and worldwide sales finance. Mr. Devgan began his investment career in 1995. Mr. Patel joined CMIA in 2012, prior to joining CMIA, Mr. Patel was a managing director and senior internet analyst for Deutsche Bank Securities. He began his investment career in 1998. Mr. Boova joined one of the CMIA legacy firms or acquired business lines in 2000. Mr. Boova began his investment career in 1995.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

Please retain this supplement for future reference.

Version:	Combined Master

Filed under Rule 497(e)
SUNAMERICA SERIES TRUST	Registration No. 033-52742
Technology Portfolio
(the “Portfolio”)

Supplement dated April 14, 2016, to the Portfolio’s

Statement of Additional Information (“SAI”) dated May 1, 2015, as amended

In the table under the section entitled “PORTFOLIO MANAGERS – Other Accounts,” the information with respect to Columbia Management Investment Advisers, LLC (“CIMA”) is deleted and replaced with the following:

Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of January 31, 2015)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in $ millions)	No. of Accounts	Total Assets (in $ millions)	No. of Accounts	Total Assets (in $ millions)

CIMA	Devgan, Sanjay	3	$4,430	1	$26.04	2	$0.361
	Narang, Rahul	5	$1,600	—	—	9	$66.66
	Pramanick, Shekhar	3	$4,430	1	$25.04	5	$2.52
	Wick, Paul H.	4	$4,700	2	$231.74	3	$5.89
	Patel, Jeetil*	4	$4,580	—	—	5	$0.982
	Boova, Christopher*	—	—	—	—	8	$4.5
*As of January 31, 2016

Please retain this supplement for future reference.